HIGH INCOME OPPORTUNITY FUND INC. (the "Fund")

Supplement dated June 2, 2000
to Prospectus dated January 28, 2000

The information supplements certain information set forth in the Prospectus under the section "Investment Objectives and Management Policies"

The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral. The fund's policy limiting its illiquid securities will be applicable to corporate loans which are also subject to the risks generally associated with investments in illiquid securities.




FD _____________


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HIGH INCOME OPPORTUNITY FUND INC.
388 Greenwich Street
New York, New York 10013

STATEMENT OF ADDITIONAL INFORMATION

	High Income Opportunity Fund Inc. (fund) is a diversified, closed-end management investment company whose investment objective is to provide shareholders with high current income with capital appreciation. This Statement of Additional Information
(SAI) is not a prospectus, but should be read in conjunction with the Prospectus for the fund dated January 28, 2000 (Prospectus). This SAI does not include all information that a prospective investor should consider before purchasing the fund's shares of common stock (common stock), and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 331-1710.


TABLE OF CONTENTS


Page
Investment Objectives and Policies
 2
Investment Restrictions
11
Net Asset Value
12
Taxation
12
Officers and Directors
16
Portfolio Transactions
20
Management of the Fund
21
Repurchase of Shares, Conversion to Open-End Fund and Anti-Takeover
Provisions
22
Financial Statements
23

	The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (SEC). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.


This Statement of Additional Information is dated January 28, 2000
      As Amended June 2, 2000


INVESTMENT OBJECTIVES AND POLICIES

	Corporate Securities. The fund may invest in corporate fixed-income securities of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates and preferred stock. Certain of the corporate fixed-income securities in which the fund may invest may involve equity characteristics. The fund may, for example, invest in warrants for the acquisition of stock of the same or of a different issuer, or in corporate fixed-income securities that have conversion or exchange rights permitting the holder to convert or exchange the securities at a stated price within a specified period of time into a specified number of shares of common stock. In addition, the fund may invest in participations that are based on revenues, sales or profits of an issuer, or in common stock offered as a unit with corporate fixed-income securities.

	Money Market Instruments. When SSB Citi Fund Management LLC, successor to SSBC Fund Management Inc. (SSB Citi or the Investment Manager) believes that economic circumstances warrant a temporary defensive posture, the fund may invest without limitation in short-term money market instruments. The fund may also invest in money market instruments to help defray operating expenses, to serve as collateral in connection with certain investment techniques (see "Investment Practices" below) and to hold as a reserve pending the payment of dividends to investors. To the extent that the fund invests in short-term money market instruments it may not be pursuing its investment objectives.

	Money market instruments that the fund may acquire will be securities rated in the two highest short-term rating categories by Moody's Investors Service or Standard & Poor's Ratings Group or the equivalent from another major rating service or comparable unrated securities. Money market instruments in which the fund typically expects to invest include: U.S. government securities, bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks), commercial paper and repurchase agreements.

	The fund may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the fund would acquire an underlying obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including possible delays or restrictions on the fund's ability to dispose of the underlying securities. In evaluating these potential risks, the Investment Manager, acting under the supervision of the fund's Board of Directors and on an ongoing basis, monitors (1) the value of the collateral underlying each repurchase agreement of the fund to ensure that the value is at least equal to the total amount of the repurchase obligation, including interest, and (2) the creditworthiness of the banks and dealers with which the fund enters into repurchase agreements.

	U.S. Government Securities. The fund may invest in direct obligations of the United States and obligations issued by U.S. government agencies and instrumentalities (U.S. government securities). Included among direct obligations of the United States are Treasury bills, Treasury notes and Treasury bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds). See "Mortgage-Backed Securities" under "Investment Practices," below.

	Zero Coupon, Pay-In-Kind and Delayed Interest Securities. The fund may invest in zero coupon, pay-in-kind and delayed interest securities, as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities, and delayed interest securities are securities which do not pay interest for a specified period. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the fund's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although these securities do not make cash payments of interest on a current basis for all or some portion of their term, for tax purposes a portion of the difference between their maturity value (including deferred interest) and their purchase price (or in some cases other amounts treated as "original issue discount") is taxable income of the fund each year, subject to tax distribution requirements.

	Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities for some purposes. Although under the terms of a custodial receipt the fund is typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Investment Practices

	The fund may employ, among others, the investment techniques described below:

	Convertible Securities and Synthetic Convertible Securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

	Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

	Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on Nasdaq, or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

	Futures Contracts and Options on Futures Contracts. An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a Treasury bond or Treasury note) or its equivalent at a future date at a price set at the time of the contract. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The fund may only enter into futures contracts traded on regulated commodity exchanges.

	The fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of a futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into or on a linked exchange.

	The fund may purchase and write put and call options on futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the fund to the potential of greater losses.

	An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction costs. With respect to options purchased by the fund, there are no daily cash payments made by the fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund.

	While the fund may enter into futures contracts and options on futures contracts for bona fide hedging and other appropriate risk management purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the fund than if it had not engaged in any such transactions. If, for example, the fund had insufficient cash, it may have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it may be disadvantageous to do so. There may be an imperfect correlation between the fund's portfolio holdings and futures contracts or options on futures contracts entered into by the fund, which may prevent the fund from achieving the intended hedge or expose the fund to risk of loss. Further, the fund's use of futures contracts and options on futures contracts to reduce risk involves cost and will be subject to the Investment Manager's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Investment Manager's judgment in this respect will be correct.

	Foreign Securities. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risk inherent in domestic investments. Securities of many foreign issuers and their markets may be less liquid, and their prices more volatile, than those of securities of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investments in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

	Additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and the relative lack of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies.

	Currency Exchange Transactions. In order to protect against uncertainty in the level of future exchange rates, the fund may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies. The fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies.

	A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at an agreed-upon date, which may be any fixed number of days from the date of the contract agreed upon by the parties. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of the currency increase.

	The fund's dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payable to the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. The fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward currency contract) in that particular currency. If the fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount.
Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

	Although the foreign currency market may not necessarily be more volatile than the market in other commodities, the foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearing-house, default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for the purchase or resale, if any, at the current market price. In addition, if a devaluation is generally anticipated, the fund may not be able to contract to sell the currency at a price above the anticipated devaluation level.

	Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

	Options on Foreign Currencies. The fund may purchase put options on a foreign currency in which securities held by the fund are denominated to protect against a decline in the value of the currency in relation to the currency in which the exercise price is denominated. The fund may purchase a call option on a foreign currency to hedge against an adverse exchange rate of the currency in which a security that it anticipates purchasing is denominated in relation to the currency in which the exercise price is denominated. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

	The fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which the fund's securities are denominated, for example, will reduce the dollar value of the securities even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchase of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates. Options on foreign currencies purchased by the fund may be traded on domestic and foreign exchanges or traded over-the-counter.

	When-Issued and Delayed-delivery Securities. The fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. The fund will establish with the PNC Bank, N.A. (PNC Bank), the fund's Custodian, a segregated account consisting of cash, U.S.
government securities, equity securities or debt securities of any grade, in an amount equal to the amount of the fund's when-issued and delayed-delivery purchase commitments, provided such securities are liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Board of Directors. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net asset value per share; that is, to the extent that the fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments. Securities purchased on a when-issued or delayed-delivery basis may expose the fund to risk because the securities may experience fluctuations in value prior to their delivery.

	Lending Securities. Loans of the fund's securities, if and when made, may not exceed 20% of the fund's assets taken at value. The fund's loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account with PNC Bank in an amount equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and that is acting as a "finder."

	By lending its securities, the fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The portfolio will adhere to the following conditions whenever it lends its securities: (1) the fund must receive at least 100% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund's Board of Directors must terminate the loan and regain the fund's right to vote the securities.

	Short Sales Against the Box. The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The fund will segregate the securities against which short sales against the box have been made in a special account with PNC Bank. Not more than 10% of the fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

	Mortgage-Backed Securities. The fund may invest in mortgage-backed securities, which are securities representing interests in "pools" of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). Monthly payments of interest and principal by the individual borrowers on mortgages are "passed through" to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise the value of mortgage pass-through securities generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

	Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association (GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

	The principal governmental guarantor of mortgage pass-through securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

	Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (FNMA) and the Federal
Home Loan Mortgage Corporation (FHLMC). FNMA is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages
(i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

	FHLMC is also a government-sponsored corporation owned by private shareholders. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund may also buy mortgage-related securities without insurance or guarantees.

	Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA-guaranteed mortgage pass-through certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations. Mortgage pools created by private organizations generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect guarantees of payments in the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers will meet their obligations.

	Mortgage-backed securities vary from traditional fixed-income securities because of the potential for prepayment. These instruments are backed by a real estate mortgage, and the mortgage loan may be repaid at any time without penalty. While mortgage-backed securities tend to rise in value when interest rates fall, faster than expected prepayments of the mortgage loans will reduce both the market value and yield to maturity of the mortgage-backed securities. Thus, changes in interest rates may have a greater effect on mortgage-backed securities than on traditional fixed income securities. In a period of declining interest rates, prepayments rise because mortgage holders are in a disadvantageous economic position. Therefore, the amounts available for reinvestment in new mortgages increase, but are likely to be reinvested at lower interest rates. As a result, mortgage-backed securities may benefit less from declining interest rates than other fixed-income securities because of the risk of increased prepayment.

	Other Asset-Backed Securities. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

	Corporate asset-backed securities are often backed by pools of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support, could adversely affect the return on an investment in such a security.

	The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will primarily be a function of current market interest rates, although other economic and demographic factors may be involved. While rising interest rates generally decrease the rate of prepayments, an acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high long-term yields.

Corporation Loans. The fund may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the fund had invested would have an adverse affect on the fund's net asset value. Corporate loans in that the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral.

The fund may also acquire an interest in corporate loans by purchasing both participations ("Participations") in and assignments ("Assignments") of portions of corporate loans from third parties. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other leading institution in a loan to a corporate borrower. The Participations typically will result in the fund having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy. When the fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of liquid secondary market for corporate loans also may make it more difficult for the fund to assign a value to those securities for purposes of valuing the fund's investments and calculating its net asset value. The fund's policy limiting its illiquid securities will be applicable to investments in corporate loans.


INVESTMENT RESTRICTIONS

	The investment restrictions numbered 1 through 12 below have been adopted by the fund as fundamental policies. Under the Investment Company Act of 1940, as amended (1940 Act), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the fund, as defined in the 1940 Act. This is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

	The investment policies adopted by the fund prohibit the fund from:

1.	Purchasing the securities of any issuer (other than
U.S. government securities) if, as a result, more than 5% of the value of the fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to this 5% limitation.

2.	Purchasing more than 10% of the voting securities of
any one issuer (other than U.S. government securities), except that up to 25% of the value of the fund's total assets may be invested without regard to this 10% limitation.

3.	Purchasing securities on margin, except that the fund
may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

4.	Making short sales of securities, except that the fund
may engage in short sales "against the box."

5.	Borrowing money, except that (a) the fund may borrow
from banks for temporary or emergency (not leveraging) purposes in an amount not exceeding 10% of the value of the fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made and (b) the fund may enter into futures contracts. Whenever borrowings described in
(a) exceed 5% of the value of the fund's total assets, the fund will not make any additional investments.

6.	Pledging, hypothecating, mortgaging or otherwise
encumbering the fund's assets except to secure borrowings and as margin for commodities transactions.

7.	Underwriting the securities of other issuers, except
insofar as the fund may be deemed an underwriter in the course of disposing of portfolio securities.

8.	Purchasing or selling real estate or interests in real
estate, except that the fund may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities issued by companies that invest in or deal in real estate.

9.	Investing in commodities, except that the fund may
invest in futures contracts, options on futures contracts and options on currencies.

10.	Making loans to others, except through the purchase of
qualified debt obligations, the entry into repurchase agreements and loans of portfolio securities consistent with the fund's investment objectives and policies.

11.	Investing in securities of other investment companies
registered or required to be registered under the 1940
Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

12.	Purchasing any securities which would cause more than
25% of the value of the fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.


NET ASSET VALUE

	The valuation of the fund's assets is made by the Investment Manager after consultation with an independent pricing service (Service) approved by the fund's Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are priced by the Service at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Service, no readily obtainable market quotation is available are priced by the Service at its determination at fair value, based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indication as to values from dealers; and general market conditions. The Service may use electronic data processing techniques and/or matrix system to determine valuations. The Investment Manager reviews the Service's price information and, unless the Investment Manager has information which leads it to use a different valuation, it will generally use the Service's prices in establishing net asset value. The procedures of the Service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the Board of Directors, which may replace the Service at any time if it determines it to be in the best interests of the fund to do so.


TAXATION

Taxation of the Fund

	The fund intends to qualify each year and be treated as a regulated investment company for federal income tax purposes. In order to so qualify, the fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; and (b) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the value of the fund's assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the fund's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the fund's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

	If the fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss, then the fund will not be subject to federal income tax on the income and gain so distributed. However, the fund would be subject to corporate income tax on any undistributed income and net long-term and short-term capital gains. In addition, the fund will be subject to a nondeductible 4% federal excise tax on the amount by which the income and gain it distributes in any calendar year is less than a required amount. For purposes of the excise tax, the required distribution for any calendar year equals the sum of: (a) 98% of the fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of that year; and (c) 100% of the undistributed ordinary income and capital gains from prior years. For purposes of the excise tax, any ordinary income or capital gains retained by the fund on which it paid federal income tax will be treated as having been distributed.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by a fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund's distributions, to the extent derived from a fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a fund failed to qualify as a regulated investment company for a period greater than one taxable year, a fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

	The fund may elect to retain all or a portion of its net capital gain, as described under "Taxation of Shareholders--
Distributions" in the prospectus.

	Any capital losses resulting from the disposition of securities can only be used to offset capital gains and cannot be used to reduce the fund's ordinary income. Such capital losses may be carried forward by the fund for eight years.

	As of September 30, 1999, the fund had, for federal tax purposes, approximately $65,210,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expiration occurs on September 30 in the year indicated. Carryforward amounts are $16,017,000, $38,118,000 and $11,075,400 and expire in the years 2003, 2004 and 2007, respectively.

	If the fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes, and the fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Internal Revenue Code of 1986 (Code), the fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the fund to its shareholders. The fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the fund or any shareholders. A "passive foreign investment company" means any foreign corporation if, for any taxable year during which its stock was held by the fund or a prior taxable year, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, certain royalties and rents, capital gains, and annuities), or (ii) at least 50% of the value (or adjusted tax basis, if elected) of its assets produce "passive income" or are held for the production of "passive income." If the fund owns shares in a "passive foreign investment company" and the fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the fund may be required to include in its income each year a portion of the ordinary income and net capital gain of the foreign corporation, even if this income is not distributed to the fund. Any such income would be subject to the income and excise tax distribution requirements described above.

	The fund should generally be able to avoid the adverse tax consequences described in the previous paragraph by electing to mark to market its stock in passive foreign investment companies at the end of its taxable year. This election may result in the recognition of gains, which will be treated as ordinary income subject to the tax distribution requirements described above, or losses, the deductibility of which will be subject to limitations under the Code.

	Hedging and Option Income Strategies and Foreign Currencies. The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the fund and therefore of its distributions.

	Gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of foreign currency or debt securities denominated in foreign currency and on disposition of certain futures, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the currency, security, or contract and the date of disposition also are treated as ordinary income or loss. Such income or losses may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than the amount distributed as capital gain.

	The hedging transactions undertaken by the fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the fund. In addition, losses or deductions realized by the fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. The tax consequences of hedging transactions to the fund are not entirely clear. The fund may make one or more of the elections available under the Code which are applicable to straddles. If the fund makes any of the elections, the amount, character and timing of the recognition of gains, losses or deductions from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain elections operate to accelerate the recognition of gains, losses or deductions from the affected straddle positions. Certain transactions may also be treated as "constructive sales," resulting in the recognition of gain without any corresponding receipt of cash. Because application of the mark to market rules, constructive sales rules, or straddle rules may affect the character and timing of gains, losses or deductions from the affected straddle positions, the amount which must be distributed to shareholders, and taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

	The fund's taxable income will in most cases be determined on the basis of reports made to the fund by the issuers of the securities in which the fund invests. The tax treatment of certain securities in which the fund may invest is not free from doubt and it is possible that an Internal Revenue Service examination of the issuers of such securities or of the fund could result in adjustments to the income of the fund.

Taxation of Shareholders

	Distributions. In general, all distributions to shareholders attributable to the fund's net investment income and any excess of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income whether paid in cash or reinvested in additional shares of common stock pursuant to the fund's dividend reinvestment plan.

	Dividends distributed by the fund will not generally be eligible for the dividends received deduction in the hands of corporate shareholders, except to the extent that the fund's taxable income consists of dividends received from domestic corporations and certain holding period, designation and other requirements are satisfied.

	Dividends and other distributions by the fund are generally taxable to the shareholders at the time the dividend or distribution is made. However, any dividends declared by the fund in October, November or December and made payable to shareholders of record in such a month would be taxable to shareholders as if received on December 31 if the dividend is paid in the following January.

	If a shareholder purchases shares of common stock at a cost that reflects an anticipated dividend, such dividend will be taxable even though it represents economically in whole or in part a return of the purchase price. Investors should consider the tax implications of buying shares shortly prior to a dividend distribution.

	Sales of Shares. In general, if a share of common stock is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller's adjusted basis in the share. However, any loss recognized by a shareholder on the sale of shares held six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder and the shareholder's share of undistributed net capital gain, in each case with respect to the shares that are sold. In addition, any loss realized on a sale of shares of common stock will be disallowed to the extent the shares disposed of are replaced with shares of the fund within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any gain or loss realized upon a sale of shares (other than to the fund, which sales are discussed below) by a shareholder who is not a dealer in securities will be treated as capital gain or loss. An amount received by a shareholder from the fund in exchange for shares of the fund (pursuant to a repurchase of shares or a tender offer or otherwise) may be treated as a payment in exchange for the shares tendered, which would result in taxable gain or loss as described above. However, if the amount received by a shareholder from the fund exceeds the fair market value of the shares tendered, or if a shareholder does not sell to the fund all of the shares of the fund owned or deemed to be owned by the shareholder, all or a portion of the amount received may be treated as a dividend taxable as ordinary income or as a return of capital. In addition, if a tender offer is made, any shareholders who do not tender their shares could be deemed, under certain circumstances, to have received a taxable distribution of shares of the fund as a result of their increased proportionate interest in the fund.

	Backup Withholding. The fund may be required to withhold federal income tax at the rate of 31% of any payments made to a shareholder if the shareholder has not provided a correct taxpayer identification number and certain required certifications to the fund, or if the Secretary of the Treasury notifies the fund that the number provided by a shareholder is not correct or that the shareholder has not reported all interest and dividend income required to be shown on the shareholder's federal income tax return. Dividends to shareholders who are nonresident aliens or foreign entities may be subject to a separate withholding of federal income tax at a maximum rate of 30%, subject to possible reduction under an applicable income tax treaty (if any). Other distributions to these shareholders may be subject to backup withholding unless their foreign status is properly certified in the manner required under the Code. Nonresident aliens and foreign entities should consult their own tax advisers regarding these and other possible tax consequences of investing in the fund.

	The foregoing discussion is a summary of certain of the current federal income tax laws regarding the fund and investors in the shares of common stock, and does not deal with all of the federal income tax consequences applicable to the fund, or to all categories of investors, some of which may be subject to special rules. Prospective investors should consult their own tax advisers regarding the federal, state, local, foreign and other tax consequences to them of investments in the fund.


OFFICERS AND DIRECTORS

	The Officers and Directors of the fund and their principal occupations for at least the last five years are set forth below. Those Directors who are "interested persons" of the fund, as defined in the 1940 Act, are indicated by asterisk. Each person indicated below as a Director of the fund is also a director, trustee and/or general partner of other investment companies registered under the 1940 Act with which Salomon Smith Barney Inc. (Salomon Smith Barney) or one or more of its affiliates is an affiliated person.


Name, Address and Age
Positions Held
with the Fund
Principal Occupations During Past
Five Years

*Heath B. McLendon
7 World Trade Center
New York, NY  10048
Age 66

Chairman of the
Board, President
and Chief
Executive Officer

Managing Director Salomon Smith
Barney; Director of 64 investment
companies associated with
Citigroup Inc. (Citigroup);
Director and President of SSB
Citi and Travelers Investment
Adviser, Inc. (TIA).




Name, Address and Age
Positions Held
with the Fund
Principal Occupations During Past
Five Years
Lee Abraham
106 Barnes Road
Stamford, CT 06902
Age 72
Director
Retired; Director of 12
investment companies associated
with Citigroup. Director of R.G.
Barry Corp. a footwear
manufacturer, Signet Group plc, a
specialty retailer, eNote.com,
Inc., a computer hardware
company. Formerly Chairman and
Chief Executive Officer of
Associated Merchandising
Corporation, a major retail
merchandising and sourcing
organization and formerly
Director of Galey & Lord and Liz
Claibrone.

Allan J. Bloostein
27 West 67th Street
New York, NY 10023
Age 70
Director

President of Allan J. Bloostein
Associates, a consulting firm;
Director of 19 investment
companies associated with
Citigroup. Director of CVS
Corporation, a drugstore chain,
and Taubman Centers Inc., a real
estate development company;
Formerly Vice Chairman and
Director of The May Department
Stores Company.

Jane F. Dasher
283 Greenwich Avenue
Greenwich, CT 06830
Age 50

Director
Investment Officer; Korsant
Partners, a family investment
company; Director of 12
investment companies associated
with Citigroup. Prior to 1997,
Independent Financial
Consultant.

Donald R. Foley
3668 Freshwater Drive
Jupiter, FL  33477
Age 77
Director
Retired; Director of 12
investment companies associated
with Citigroup. Formerly, Vice
President of Edwin Bird Wilson,
Incorporated (advertising).

Richard E. Hanson, Jr.
58 Ivy Chase
Atlanta, GA  30342
Age 58
Director
Head of School, The New Atlanta
Jewish Community High School,
Atlanta Georgia; Director of 12
investment companies associated
with Citigroup. Formerly
Headmaster, The Peck School,
Morristown, New Jersey.

Paul Hardin
60134 Davie Street
Chapel Hill, NC  27599
Age 68
Director
Professor of Law at the
University of North Carolina at
Chapel Hill, Director of 14
investment companies associated
with Citigroup. Director of the
Summit Bancorporation. Formerly,
Chancellor of the University of
North Carolina at Chapel Hill.




Name, Address and Age
Positions Held
with the Fund
Principal Occupations During Past
Five Years
Roderick C. Rasmussen
9 Cadence Court
Morristown, NJ  07960
Age 73
Director
Investment Counselor; Director of
12 investment companies
associated with Citigroup.
Formerly, Vice President of
Dresdner and Company Inc.
(investment counselors).

John P. Toolan
13 Chadwell Place
Morristown, NJ  07960
Age 69
Director
Retired; Director of 12
investment companies associated
with Citigroup. Director of John
Hancock Funds. Formerly, Director
and Chairman of Smith Barney
Trust Company, Director of Smith
Barney Holdings Inc. and various
subsidiaries, Senior Executive
Vice President, Director and
Member of the Executive
Committee of Smith Barney.

Lewis E. Daidone
388 Greenwich Street
New York, NY  10013
Age 42
Senior Vice
President
and Treasurer
Managing Director of Salomon
Smith Barney; Senior Vice
President and Treasurer of 59
investment companies associated
with Citigroup; Director and
Senior Vice President of SSB Citi
and TIA.

Christina T. Sydor
388 Greenwich Street
New York, NY  10013
Age 48
Secretary
Managing Director of Salomon
Smith Barney and Secretary of 59
investment companies associated
with Citigroup;  Secretary and
General Counsel of SSB Citi and
TIA.

John C. Bianchi
388 Greenwich Street
New York, NY  10013
Age 44

Vice President and
Investment Officer
Managing Director of Salomon
Smith Barney and investment
officer of six Smith Barney
Mutual Funds.
Paul Brook
388 Greenwich Street
New York, NY  10013
Age 45
Controller
Director of Salomon Smith Barney;
and Controller or Assistant
Treasurer of 43 investment
companies associated with
Citigroup since 1998; Prior to
1998, Managing Director of AMT
Capital Services Inc.; Prior to
1997, Partner with Ernst & Young
LLP.

	Fees for directors who are not "interested persons" of the fund, all of whom are board members of a group of funds sponsored by Salomon Smith Barney, are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group. In addition, these directors receive a per meeting fee of $2,500 and $100 for each telephone meeting, plus reimbursement for travel and out-of-pocket expenses incurred in connection with board meetings. For the fiscal year ended September 30, 1998, such expenses totaled $16,595.

	The following table shows the compensation paid by the fund to each person who was a director during the fund's fiscal year ended September 30, 1999.

Compensation Table







Name


Aggregate
Compensation
from Fund
For Fiscal
Year Ended
9/30/99


Pension or
Retirement
Benefits
Accrued as
part of Fund
Expenses
Compensatio
n from Fund
and Fund
Complex for
the
Calendar
Year Ended
12/31/98
Total Number
of Funds for
Which
Director
Serves
Within Fund
Complex
As of
1/28/00
Lee Abraham
$439
$0
$47,750
12
Allan J. Bloostein
339
0
90,500
19
Jane F. Dasher*
481
0
0
12
Donald R. Foley**
964
0
57,100
12
Richard E. Hanson,
Jr.
427
0
47,950
12
Paul Hardin
964
0
71,400
14
Heath B. McLendon+
0
0
0
64
Roderick C.
Rasmussen
964
0
57,100
12
John P. Toolan**
864
0
54,700
12

*	Ms. Dasher was not a director of the Smith Barney Funds in
1998, therefore no compensation was paid by the Fund Complex.

**	Pursuant to the fund's deferred compensation plan, the
indicated persons have elected to defer the payment of the following amounts of their compensation from the fund: Donald
R. Foley: $221 and John P. Toolan: $864, and the following amounts of their total compensation from the fund complex:
Donald R. Foley: $21,000, and John P. Toolan: $54,700.

+	Designates a director who is an "interested person" of the fund as defined under the 1940 Act.

Upon attainment of age 72 the fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the board of directors in the future will be required to change to emeritus status upon attainment of age
80. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the fund's last fiscal year, total compensation paid by the fund to directors emeritus totaled $417.

	At the close of business on January 7, 2000, 69,782,180.891 shares of common stock, equal to 98.04% of the fund's total shares outstanding on that date, were held of record but not beneficially owned by, CEDE & Co., c/o Depository Trust Company, Box 20,
Bowling Green Station, NY, NY 10004-9998. As of that date, the officers and Directors of the fund beneficially owned less than 1% of the outstanding shares of the fund.


PORTFOLIO TRANSACTIONS

General

	The fund's securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which the Investment Manager determines that the best execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for purchases and sales of fixed-income securities, which are typically undertaken through principal transactions, although the price paid usually includes compensation to the dealer acting in the form of a spread or mark-up. The prices paid to underwriters of newly issued securities typically include a concession paid by the issuer to the underwriter, and purchasers of after-market fixed-income securities from dealers ordinarily are executed at a price between the bid and asked price.

	Transactions on behalf of the fund are allocated to various broker-dealers by the Investment Manager in its best judgment.
The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, broker-dealers may be selected for research, statistical or other services to enable the Investment Manager to supplement its own research and analysis with the views and information of other securities firms. The fund may utilize Salomon Smith Barney or a Salomon Smith Barney-affiliated broker in connection with a purchase or sale of securities when the Investment Manager believes that the broker's charge for the transactions does not exceed usual and customary levels. The same standard applies to the use of Smith Barney as a commodities broker in connection with entering into options and futures contracts.

	Research services furnished by broker-dealers through which the fund effects securities transactions may be used by the Investment Manager in managing other investment funds and, conversely, research services furnished to the Investment Manager by broker-dealers in connection with other funds the Investment Manager advises may be used by the Investment Manager in advising the fund. Although it is not possible to place a dollar value on these services, the Investment Manager is of the view that the receipt of the services should not reduce the overall costs of its research services.

	Investment decisions for the fund are made independently from those of other investment companies managed by the Investment Manager. If those investment companies are prepared to invest in, or desire to dispose of, investments at the same time as the fund, however, available investments or opportunities for sales will be allocated equitably to each client of the Investment Manager. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund.

	The fund's Board of Directors will review periodically the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund.

Turnover

	The fund cannot accurately predict its turnover rate, but anticipates that its annual turnover rate will not exceed 150%. The fund's turnover rate is calculated by dividing the lesser of the fund's sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of the fund's securities for the year. Higher turnover rates can result in transaction costs, and corresponding increases in the fund's expense ratio. The fund will not consider turnover rate a limiting factor in making investment decisions consistent with its investment objectives and policies. For the fiscal years ended September 30, 1997, 1998 and 1999 the portfolio turnover rate was 87%, 98% and 83%, respectively.


MANAGEMENT OF THE FUND

Investment Manager

	SSB Citi, 388 Greenwich Street, New York, New York 10013, is controlled by Salomon Smith Barney Holdings Inc., the parent company of Salomon Smith Barney. Salomon Smith Barney Holdings
Inc. is a direct wholly owned subsidiary of Citigroup.

	Subject to the supervision and direction of the fund's Board of Directors, SSB Citi manages the securities held by the fund in accordance with the fund's stated investment objectives and policies, makes investment decisions for the fund, places orders to purchase and sell securities on behalf of the fund and employs managers and securities analysts who provide research services to the fund. The fund pays SSB Citi a fee for services provided to the fund that is computed daily and paid monthly at the annual rate of 1.15% of the value of the fund's average daily net assets. This fee is higher than the rates for similar services paid by other publicly offered, closed-end management investment companies that have investment objectives and policies similar to the fund. For the years ended September 30, 1997, 1998 and 1999, the fund paid $9,638,822, $10,065,212 and $9,153,937, respectively, in management fees to SSB Citi.


Custodian and Transfer Agent

	PNC Bank, located at 17th and Chestnut Streets,
Philadelphia, Pennsylvania 19103, acts as custodian of the fund's investments. PFPC Global Fund Services (PFPC), 53 State Street,
Boston, Massachusetts, 02109, serves as the fund's transfer agent, dividend-paying agent and registrar.

Independent Auditors

	KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the fund for its fiscal year ending September 30, 2000 to examine and report on the financial statements of the fund.


REPURCHASE OF SHARES, CONVERSION TO OPEN-END FUND AND
ANTI-TAKEOVER PROVISIONS

Repurchase Of Common Shares

	The fund may repurchase shares of its common stock in the open market or in privately negotiated transactions when the fund can do so at prices below their then-current net asset value per share on terms that the Board of Directors believes represent a favorable investment opportunity, but has no obligation to do so.

	No assurance can be given that repurchases and/or tenders will result in the common stock's trading at a price that is close or equal to net asset value. The market price of the common stock will, among other things, be determined by the relative demand for, and supply of, the common stock in the market, the fund's investment performance, the fund's dividends and investor perception of the fund's overall attractiveness as an investment as compared with other investment alternatives. Any such acquisition of common stock will decrease the total assets of the fund and therefore have the effect of increasing the fund's expense ratio. The fund may borrow money to finance the repurchase of shares subject to certain limitations. See "Investment Restrictions." Any interest on the borrowings will reduce the fund's net income.

	If the fund liquidates securities in order to repurchase shares of common stock, the fund may realize gains and losses. The fund's turnover rate may or may not be affected by the fund's repurchases of shares of common stock pursuant to a tender offer.

Conversion To Open-End Fund

	The fund's Articles of Incorporation require the favorable vote of the holders of at least two-thirds of the shares of common stock then entitled to be voted to authorize the conversion of the fund from a closed-end to an open-end investment company as defined in the 1940 Act, unless two-thirds of the Continuing Directors (as defined below) approve such a conversion. In the latter case, the affirmative vote of a majority of the shares outstanding will be required to approve the amendment to the fund's Articles of Incorporation providing for the conversion of the fund.

Anti-Takeover Provisions

	The fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares of common stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund. The Board of Directors is divided into three classes. At the annual meeting of shareholders in each year, the term of one class expires and each Director elected to the class holds office for a term of three years. The classification of the Board of Directors in this manner could delay for an additional year the replacement of a majority of the Board. The Articles of Incorporation provide that the maximum number of Directors that may constitute the fund's entire board is 12. A Director may be removed from office, or the maximum number of Directors increased, only by vote of the holders of at least 75% of the shares of common stock entitled to be voted on the matter.

	The affirmative votes of at least 75% of the Directors and the holders of at least 75% of the shares of the fund are required to authorize any of the following transactions (referred to individually as a "Business Combination"): (1) a merger, consolidation or share exchange of the fund with or into any other person (referred to individually as a "Reorganization Transaction"); (2) the issuance or transfer by the fund (in one or a series of transactions in any 12-month period) of any securities of the fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the fund in connection with a public offering, issuances of securities of the fund pursuant to a dividend reinvestment plan adopted by the fund and issuances of securities of the fund upon the exercise of any stock subscription rights distributed by the fund; (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the fund (in one or a series of transactions in any 12-month period) to or with any person of any assets of the fund having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the fund in the ordinary course of its business (each such sale, lease, exchange, mortgage, pledge, transfer or other disposition being referred to individually as a "Transfer Transaction"). The same affirmative votes are required with respect to: any proposal as to the voluntary liquidation or dissolution of the fund or any amendment to the fund's Articles of Incorporation to terminate its existence (referred to individually as a "Termination Transaction"), and any shareholder proposal as to specific investment decisions made or to be made with respect to the fund's assets.

	A 75% shareholder vote will not be required with respect to a Business Combination if the transaction is approved by a vote of at least 75% of the Continuing Directors (as defined below) or if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the fund and various other requirements are satisfied. In such case, a majority of the votes entitled to be cast by shareholders of the fund will be required to approve the transaction if it is a Reorganization Transaction or a Transfer Transaction that involves substantially all of the fund's assets and no shareholder vote will be required to approve the transaction if it is any other Business Combination. In addition, a 75% shareholder vote will not be required with respect to a Termination Transaction if it is approved by a vote of at least
75% of the Continuing Directors, in which case a majority of the votes entitled to be cast by shareholders of the fund will be required to approve the transaction.

	The voting provisions described above could have the effect of depriving shareholders of the fund of an opportunity to sell their common stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund in a tender offer or similar transaction. In the view of the fund's Board of Directors, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the fund to negotiate with its management regarding the price to be paid for the amount of common stock required to obtain control; (2) promoting continuity and stability; and (3) enhancing the fund's ability to pursue long-term strategies that are consistent with its investment objective and the management policies. The Board of Directors has determined that the voting requirements described above, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of shareholders generally.

	A "Continuing Director," as used in the discussion above, is any member of the fund's Board of Directors (1) who is not a person or affiliate of a person who enters or proposes to enter into a Business Combination with the fund (such a person or affiliate being referred to individually as an "Interested Party") and (2) who has been a member of the Board of Directors for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then members of the Board of Directors.


FINANCIAL STATEMENTS


	The financial information contained under the following headings is hereby incorporated by reference from the fund's September 30, 1999 Annual Report to Shareholders, copies of which are furnished with this SAI: Statement of Assets and Liabilities; Statement of Changes in Net Assets; Statement of Operations; Notes to Financial Statements; Financial Highlights and Independent Auditors' Report.



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